UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2025

Commission File Number	Name of Registrant, Address of Principal Executive Offices and Telephone Number	State of Incorporation	IRS Employer Identification No.

1-16681	Spire Inc. 700 Market Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504

1-1822	Spire Missouri Inc. 700 Market Street St. Louis, MO 63101 314-342-0500	Missouri	43-0368139

2-38960	Spire Alabama Inc. 605 Richard Arrington Blvd N Birmingham, AL 35203 205-326-8100	Alabama	63-0022000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock $1.00 par value	SR	New York Stock Exchange LLC

Depositary Shares, each representing a 1/1,000th interest in a share of 5.90% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $25.00 per share	SR.PRA	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 18, 2025, Spire Inc. (“Spire”), Spire Missouri Inc. (“Spire Missouri”), Spire Alabama Inc. (“Spire Alabama”) and Spire Tennessee Inc. (“Spire Tennessee” and, together with Spire, Spire Missouri and Spire Alabama, each, a “Borrower” and, collectively, the “Borrowers”) entered into a First Amendment to Second Amended and Restated Loan Agreement among the Borrowers, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto as Banks (the “First Amendment”) which amended the Second Amended and Restated Loan Agreement, dated as of October 11, 2024, among Spire, Spire Missouri, Spire Alabama, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto as Banks (as amended by the First Amendment, the “Loan Agreement”), providing for, among other things: (i) joinder of Spire Tennessee as a Borrower under the Loan Agreement, subject to the terms therein, and (ii) extension of the Final Maturity Date to October 11, 2030.

Each Borrower and its affiliates has or may have customary banking relationships with one or more of the banks under the Loan Agreement for the provision of a variety of financial services, including commercial paper dealer, pension fund trustee, cash management, investment banking, and lockbox services, none of which are material individually or in the aggregate with respect to any individual party.

Each of Spire, Spire Missouri and Spire Alabama has paid certain arrangement and extension fees as set forth in the Fee Letter, dated as of December 4, 2025, among Spire, Spire Missouri, Spire Alabama, Wells Fargo Securities and Wells Fargo Bank, National Association.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

10.1

First Amendment to Second Amended and Restated Loan Agreement, dated December 18, 2025, among Spire Inc., Spire Missouri Inc., Spire Alabama Inc., Spire Tennessee Inc., Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto as Banks.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spire Inc.
Date:	December 18, 2025	By:	/s/ Adam W. Woodard
Adam W. Woodard Executive Vice President, Chief Financial Officer

Spire Missouri Inc.
Date:	December 18, 2025	By:	/s/ Melinda S. Rush
Melinda S. Rush Chief Financial Officer and Assistant Treasurer

Spire Alabama Inc.
Date:	December 18, 2025	By:	/s/ Brittany B. Mathis
Chief Financial Officer, Controller and Assistant Treasurer